                                                                 Exhibit 99.2

                  OHIO CASUALTY CORPORATION & SUBSIDIARIES

                     SUPPLEMENTAL FINANCIAL INFORMATION

                            FOR THE PERIOD ENDING

                             SEPTEMBER 30, 2005



                  Contents: Page 1  GAAP Income Statement Data
                            Page 2  Statutory P&C Data
                            Page 3  Consolidated Balance Sheets
                                     Data and Related Information
                            Page 4  Supplemental Information








Ohio Casualty Corporation publishes forward-looking statements relating to such matters as anticipated financial performance, business prospects and plans, regulatory developments and similar matters. The statements contained in this release that are not historical information, are forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. The operations, performance and development of Consolidated Corporation's business are subject to risks and uncertainties, which may cause actual results to differ materially from those contained in or supported by the forward-looking statements in this release. The risks and uncertainties that may affect the operations, performance, development and results of the Consolidated Corporation's business include the following: changes in property and casualty reserves; catastrophe losses; premium and investment growth; product pricing environment; availability of credit, changes in government regulation; performance of financial markets; fluctuations in interest rates; availability and pricing of reinsurance; litigation and administrative proceedings; rating agency actions; acts of war and terrorist activities; ability to appoint and/or retain agents; ability to achieve targeted expense savings; ability to achieve premium targets and profitability goals; and general economic and market conditions.

Ohio Casualty Corporation undertakes no obligation to publicly release any revisions to the forward-looking statements contained in this release, or to update them to reflect events or circumstances occurring after the date of this release, or to reflect the occurrence of unanticipated events. Investors are also advised to consult any further disclosures made on related subjects in the Ohio Casualty Corporation's reports filed with the Securities and Exchange Commission or in subsequent releases.

OHIO CASUALTY CORPORATION & SUBSIDIARIES
SUMMARY INCOME STATEMENT - GAAP BASIS, unless otherwise noted (in thousands, except per share data)
THIRD QUARTER, 2005
(Data Unaudited)


                                                   THREE MONTHS ENDED SEPT 30
                                           ------------------------------------------------
CONSOLIDATED                                         2005                   2004
----------------------------------------   -----------------------  -----------------------
Premiums and finance charges earned         $   362,483            $   356,512
Investment income less expenses                  51,454                 44,951
Investment gains (losses) realized, net          22,404                 (4,322)
                                             -----------            -----------
      Total revenues                            436,341                397,141

Losses                                          204,446                205,576
Loss adjustment expenses                         42,556                 38,227
Underwriting expenses                           113,297                113,473
Corporate and other expenses                      9,624                 12,804
                                             -----------            -----------
      Total expenses                            369,923                370,080

Income before income taxes                       66,418                 27,061

Income tax expense (benefit):
   On investment gains (losses) realized           (426)                (1,513)
   On all other income                           11,315                  9,004
                                             -----------            -----------
      Total income tax expense                   10,889                  7,491

Cumulative effect of an accounting change             -                      -
                                             -----------            -----------
Net income                                  $    55,529            $    19,570
                                            ============           ============

Average shares outstanding - diluted*            65,657                 71,679
Net income, per share - diluted*            $      0.85            $      0.30
Operating income**                               32,699                 22,379
Operating income - earnings per share**            0.50                   0.34
Operating income - return on equity**              11.4%                   9.4%

KEY PROPERTY AND CASUALTY RATIOS                 GAAP    Statutory     GAAP      Statutory
---------------------------------------      ----------- --------- ------------  --------
Losses                                             56.4%     56.4%        57.7%     57.6%
Loss adjustment expenses                           11.7%     11.7%        10.7%     10.7%
Underwriting expenses                              31.4%     32.1%        31.9%     31.1%
                                             -----------  -------- ------------  --------
      Combined ratio                               99.5%    100.2%       100.3%     99.4%

Effective tax rate on investment income            29.0%                  30.0%

CORPORATE/OTHER
---------------------------------------
Investment income less expense              $     3,836            $     2,728
Investment gains (losses) realized, net           2,034                    (81)
Agent relationships asset expenses                2,438                  5,016
Corporate expenses                                7,186                  7,788


                                                    NINE MONTHS ENDED SEPT 30
                                           -----------------------------------------------
CONSOLIDATED                                         2005                   2004
----------------------------------------   -----------------------------------------------
Premiums and finance charges earned         $ 1,090,335            $ 1,084,771
Investment income less expenses                 148,422                144,014
Investment gains (losses) realized, net          36,194                  2,593
                                             -----------            -----------
      Total revenues                          1,274,951              1,231,378

Losses                                          587,271                603,855
Loss adjustment expenses                        125,832                116,638
Underwriting expenses                           342,979                375,932
Corporate and other expenses                     43,059                 30,958
                                             -----------            -----------
      Total expenses                          1,099,141              1,127,383

Income before income taxes                      175,810                103,995

Income tax expense (benefit):
   On investment gains (losses) realized          4,401                    907
   On all other income                           36,036                 29,947
                                             -----------            -----------
      Total income tax expense                   40,437                 30,854

Cumulative effect of an accounting change             -                 (1,648)

Net income                                  $   135,373            $    71,493
                                            ============           ============

Average shares outstanding - diluted*            68,012                 71,361
Net income, per share - diluted*            $      2.02            $      1.07
Operating income**                              103,580                 71,455
Operating income - earnings per share**            1.55                   1.07
Operating income - return on equity**              12.7%                  10.4%

KEY PROPERTY AND CASUALTY RATIOS                GAAP      Statutory     GAAP      Statutory
---------------------------------------     ------------  --------- ------------  ---------
Losses                                             53.9%     53.9%        55.7%      55.6%
Loss adjustment expenses                           11.5%     11.5%        10.8%      10.4%
Underwriting expenses                              31.5%     31.0%        34.6%      33.5%
                                            ------------  --------- ------------  ---------
      Combined ratio                               96.9%     96.4%       101.1%      99.5%

Effective tax rate on investment income            27.8%                  31.4%

CORPORATE/OTHER
---------------------------------------
Investment income less expense              $    11,046            $     4,645
Investment gains (losses) realized, net           6,975                  1,676
Agent relationships asset expenses               10,128                 16,569
Corporate expenses                               32,931                 14,389


CONSOLIDATED                                         YEAR 2004
----------------------------------------   ------------------------
Premiums and finance charges earned         $ 1,446,624
Investment income less expenses                 201,244
Investment gains (losses) realized, net          22,920
                                             -----------
      Total revenues                          1,670,788

Losses                                          777,580
Loss adjustment expenses                        158,697
Underwriting expenses                           504,812
Corporate and other expenses                     43,214
                                             -----------
      Total expenses                          1,484,303

Income before income taxes                      186,485

Income tax expense (benefit):
   On investment gains (losses) realized          8,022
   On all other income                           48,442
                                             -----------
      Total income tax expense                   56,464

Cumulative effect of an accounting change        (1,648)

Net income                                  $   128,373
                                            ============

Average shares outstanding - diluted*            71,508
Net income, per share - diluted*            $      1.89
Operating income**                              115,123
Operating income - earnings per share**            1.71
Operating income - return on equity**              12.3%

KEY PROPERTY AND CASUALTY RATIOS                GAAP      Statutory
---------------------------------------      -----------  ---------
Losses                                             53.7%     53.8%
Loss adjustment expenses                           11.0%     10.7%
Underwriting expenses                              34.9%     33.9%
                                             -----------  ---------
      Combined ratio                               99.6%     98.4%

Effective tax rate on investment income            31.5%

CORPORATE/OTHER
---------------------------------------
Investment income less expense              $     4,323
Investment gains (losses) realized, net           3,719
Agent relationships asset expenses               20,640
Corporate expenses                               22,574


*Average diluted shares outstanding and net income per share amounts for the three and nine months ended September 30, 2004 have been restated, as required, in accordance with Emerging Issues Task Force (EITF) 04-8 "The Effect of Contingently Convertible Debt on Diluted Earnings Per Share." This EITF requires earnings per share amounts for periods prior to December 31, 2004 be restated since the issuance of the convertible notes in March 2002 using the "if-converted" method. The "if-converted" method gives effect to the add back to net income of interest expense and amortization of debt issuance costs, net of tax, associated with the convertible instruments.

**Management of the Consolidated Corporation believes the significant volatility of realized investment gains and losses limits the usefulness of net income as a measure of current operating performance. Accordingly, management uses the non-GAAP financial measure of operating income to further evaluate current operating performance. Operating income return on equity is calculated by dividing the annualized consolidated operating income for the most recent quarter by the average shareholders' equity for the quarter using a simple average of beginning and ending balances for the quarter, excluding from equity after-tax unrealized investment gains and losses. See press release dated October 25, 2005 for reconciliation of operating income both in dollar amounts and per share amounts and operating income return on equity to net income, net income per share and net income return on equity, respectively.

OHIO CASUALTY CORPORATION & SUBSIDIARIES
PROPERTY AND CASUALTY INSURANCE DATA (in thousands, except ratio data) THIRD QUARTER, 2005
(Data Unaudited)


                                                 THREE MONTHS ENDED SEPT 30
                                      --------------------------------------------------
                                                2005                     2004
OPERATING SEGMENTS and                -----------------------  -----------------------
SELECTED PRODUCT LINES                 Net Premiums Combined    Net Premiums Combined
GAAP BASIS:                               Earned      Ratio        Earned      Ratio
--------------------------             ------------ --------    ------------ --------
Commercial Lines                       $    206,077    111.2%   $    201,706    101.8%
   Workers' compensation                     34,304    133.6%         31,947    118.4%
   Commercial auto                           57,175     86.0%         57,166     89.3%
   General liability                         23,698    115.4%         22,064     92.8%
   CMP, fire and inland marine               90,900    117.5%         90,529    105.9%

Specialty Lines                        $     36,266     95.2%   $     32,018    108.0%
   Commercial umbrella                       23,533    100.6%         20,481    123.6%
   Fidelity and surety                       12,733     85.0%         11,537     80.1%

Personal Lines                         $    120,140     80.8%   $    122,788     95.8%
   Personal auto incl. personal
     umbrella                                71,819     90.5%         74,483     96.5%
   Personal property                         48,321     66.4%         48,305     94.8%
                                        ------------   ------    ------------   ------
     Total All Lines                   $    362,483     99.5%   $    356,512    100.3%




                                       Net Premiums Combined    Net Premiums Combined
STATUTORY BASIS:                         Written      Ratio       Written      Ratio
--------------------------             ------------ --------    ------------ --------
Commercial Lines                       $    207,121    112.5%   $    203,281    101.4%
   Workers' compensation                     35,861    136.6%         29,928    119.9%
   Commercial auto                           57,487     87.2%         57,711     89.3%
   General liability                         24,069    117.0%         22,523     90.1%
   CMP, fire and inland marine               89,704    118.3%         93,119    105.0%

Specialty Lines                        $     37,968     93.9%   $     28,744    108.6%
   Commercial umbrella                       23,061     98.6%         16,157    127.5%
   Fidelity and surety                       14,907     81.9%         12,587     75.1%

Personal Lines                         $    123,968     81.3%   $    128,692     94.9%
   Personal auto incl. personal
     umbrella                                70,755     91.1%         73,985     95.9%
   Personal property                         53,213     66.5%         54,707     93.2%
                                        ------------   ------    ------------   ------
     Total All Lines                   $    369,057    100.2%   $    360,717     99.4%



                                                  NINE MONTHS ENDED SEPT 30
                                      --------------------------------------------------
                                                2005                     2004
OPERATING SEGMENTS and                -----------------------  -----------------------
SELECTED PRODUCT LINES                 Net Premiums Combined    Net Premiums Combined
GAAP BASIS:                               Earned      Ratio        Earned      Ratio
--------------------------             ------------ --------    ------------ --------
Commercial Lines                       $    618,469    106.7%   $    601,871    102.2%
   Workers' compensation                     99,659    143.6%         99,694    112.8%
   Commercial auto                          172,139     85.6%        171,630     95.0%
   General liability                         69,235    115.9%         64,577    107.3%
   CMP, fire and inland marine              277,436    104.2%        265,970    101.7%

Specialty Lines                        $    107,802     95.6%   $    114,473     96.9%
   Commercial umbrella                       70,405    103.3%         81,429    103.4%
   Fidelity and surety                       37,397     81.2%         33,044     80.9%

Personal Lines                         $    364,064     80.6%   $    368,427    100.5%
   Personal auto incl. personal
     umbrella                               218,316     85.4%        224,549    105.2%
   Personal property                        145,748     73.4%        143,878     93.2%
                                        ------------   ------    ------------   ------
     Total All Lines                   $  1,090,335     96.9%   $  1,084,771    101.1%


                                       Net Premiums Combined    Net Premiums Combined
STATUTORY BASIS:                         Written      Ratio       Written      Ratio
--------------------------             ------------ --------    ------------ --------
Commercial Lines                       $    634,542    106.4%   $    635,805    100.4%
   Workers' compensation                    107,320    142.8%        102,783    114.3%
   Commercial auto                          177,095     85.1%        181,675     94.0%
   General liability                         74,006    115.4%         69,308    101.0%
   CMP, fire and inland marine              276,121    104.3%        282,039     99.1%

Specialty Lines                        $    116,787     89.7%   $    102,612     97.8%
   Commercial umbrella                       76,324     95.7%         65,890    104.5%
   Fidelity and surety                       40,463     78.4%         36,722     77.8%

Personal Lines                         $    361,128     81.1%   $    373,028     99.1%
   Personal auto incl. personal
     umbrella                               216,535     85.9%        224,767    103.8%
   Personal property                        144,593     73.8%        148,261     91.8%
                                        ------------   ------    ------------   ------
     Total All Lines                   $  1,112,457     96.4%   $  1,111,445     99.5%


                                             YEAR 2004
OPERATING SEGMENTS and                 ----------------------
SELECTED PRODUCT LINES                 Net Premiums Combined
GAAP BASIS:                               Earned      Ratio
--------------------------             ------------ --------
Commercial Lines                       $    807,925    100.6%
   Workers' compensation                    132,625    114.0%
   Commercial auto                          229,629     91.1%
   General liability                         86,563    109.9%
   CMP, fire and inland marine              359,108     99.5%

Specialty Lines                        $    150,262     96.7%
   Commercial umbrella                      105,089    103.2%
   Fidelity and surety                       45,173     81.5%

Personal Lines                         $    488,437     98.9%
   Personal auto incl. personal
     umbrella                               295,774    105.9%
   Personal property                        192,631     88.1%
                                        ------------   ------
     Total All Lines                   $  1,446,624     99.6%
                                        ============   ======


                                       Net Premiums Combined
STATUTORY BASIS:                         Written      Ratio
--------------------------             ------------ --------
Commercial Lines                       $    828,216     99.3%
   Workers' compensation                    132,932    115.4%
   Commercial auto                          233,539     90.3%
   General liability                         89,457    105.0%
   CMP, fire and inland marine              372,288     97.5%

Specialty Lines                        $    135,499     97.2%
   Commercial umbrella                       87,124    103.8%
   Fidelity and surety                       48,375     78.9%

Personal Lines                         $    490,235     97.6%
   Personal auto incl. personal
     umbrella                               294,114    104.7%
   Personal property                        196,121     86.8%
                                        ------------   ------
     Total All Lines                   $  1,453,950     98.4%
                                        ============   ======


OHIO CASUALTY CORPORATION & SUBSIDIARIES
CONSOLIDATED BALANCE SHEET DATA AND RELATED
INFORMATION (in thousands, except share data)
THIRD QUARTER, 2005
(2005 Data Unaudited)


                                        September 30,   December 31,
                                            2005            2004
ASSETS                                  -------------   -------------
Investments:
  U.S. government fixed maturities       $    23,890     $    30,823
  Tax exempt fixed maturities              1,223,557       1,036,697
  Taxable fixed maturities:
    Available-for-sale, at fair value      2,306,008       2,278,588
    Held-to-maturity, at amortized cost      273,794         301,367
                                         ------------    ------------
       Total fixed maturities            $ 3,827,249     $ 3,647,475

  Equity securities, at fair value           352,191         357,458
  Short-term investments, at fair value       48,477         239,105
                                         ------------    ------------
       Total investments                   4,227,917       4,244,038
Cash                                           5,785          13,461
Premiums and other receivables, net of
  allowance for bad debts of $4,400 and
  $4,300, respectively                       325,032         350,761
Deferred policy acquisition costs            156,886         159,849
Property and equipment, net of
  accumulated depreciation of $174,685
  and $167,362, respectively                  80,265          82,946
Reinsurance recoverable net of allowance
  of $2,336                                  706,284         666,501
Agent relationships, net of accumulated
  amortization of $44,226 and $41,438,
  respectively                               111,866         121,994
Interest and dividends due or accrued         51,177          49,859
Deferred tax asset                             3,892             -
Other assets                                  46,115          25,607
                                         ------------    ------------
       Total assets                      $ 5,715,219     $ 5,715,016
                                         ============    ============

Shares outstanding                        64,037,865      62,209,129
Book value per share                          $21.75          $20.82
Unrealized gain component of
  book value per share*                        $3.37           $4.47


                                        September 30,   December 31,
                                            2005            2004
LIABILITIES                             -------------   -------------
Insurance reserves:
  Losses                                 $ 2,402,794     $ 2,269,565
  Loss adjustment expenses                   514,290         486,767
  Unearned premiums                          707,883         715,486
Debt                                         200,513         383,266
Reinsurance treaty funds held                163,006         195,015
Deferred income taxes                            -            21,950
Other liabilities                            334,104         348,024
                                         ------------    ------------
       Total liabilities                 $ 4,322,590     $ 4,420,073
                                         ============    ============


SHAREHOLDERS' EQUITY
Common stock, $.125 par value
  Authorized: 150,000,000
  Issued shares: 72,418,344; 72,418,344        9,052           9,052
Additional paid-in capital                    16,607               -
Accumulated other comprehensive income       195,918         259,131
Retained earnings                          1,288,994       1,161,510
Treasury stock, at cost:
  (Shares: 8,380,479; 10,209,215)          (117,942)       (134,750)
                                         ------------    ------------
      Total shareholders' equity           1,392,629       1,294,943
                                         ------------    ------------
      Total liabilities and
      shareholders' equity               $ 5,715,219     $ 5,715,016
                                         ============    ============

Statutory Insurance Reserves
   Losses                                $ 1,819,183     $ 1,739,709
   Loss adjustment expense                   463,571         444,102
   Unearned premiums                         671,863         649,740

Other Statutory Data
   Statutory policyholders' surplus      $   937,003     $   972,040
   Ratio of net premiums written
    to surplus                            1.6 to 1.0      1.5 to 1.0

*The unrealized gain component of book value per share excludes $10.7 million and $12.7 million at September 30, 2005 and December 31, 2004, respectively, which relates to the unrealized holding period gain on the transfer of fixed maturity securities from the available-for-sale classification to the held-to-maturity classification.

OHIO CASUALTY CORPORATION & SUBSIDIARIES
SUPPLEMENTAL INFORMATION (in thousands, except ratios and accident year data)
THIRD QUARTER, 2005
(Data Unaudited)


                                           THREE MONTHS ENDED SEPT 30   NINE MONTHS ENDED SEPT 30
                                           --------------------------  --------------------------
                                               2005         2004           2005         2004
                                             ----------   ----------     ----------   ----------
Gross Premiums Written
----------------------
     Commercial Lines                       $  212,541   $  210,528     $  647,682   $  656,811
     Specialty Lines                            52,980       65,444        160,381      194,064
     Personal Lines                            125,317      130,657        363,417      377,199
                                             ----------   ----------     ----------   ----------
          Total                                390,838      406,629      1,171,480    1,228,074

New Business Gross Premiums Written
-----------------------------------
     Commercial Lines                       $   35,580   $   48,700     $  113,100   $  138,944
     Commercial Umbrella                         8,315       11,789         25,579       39,289
     Personal Lines                              9,881       10,730         28,323       31,831

Average Renewal Price Increase
------------------------------
     Commercial Lines                              1.5%         2.9%           2.3%         5.3%
     Commercial Umbrella                           2.9%         5.6%           5.0%         7.9%

Catastrophe Loss Ratio
----------------------
     Commercial Lines                              8.2%         7.7%           3.4%         3.1%
     Specialty Lines                               0.0%         0.0%           0.0%         0.0%
     Personal Lines                                0.8%         6.3%           1.3%         5.2%
          Total All Lines                          4.9%         6.4%           2.4%         3.5%

Prior Accident Year Loss & LAE by Segment
-----------------------------------------
     Commercial Lines                       $     12.7   $     (3.5)    $     29.9   $    (12.2)
     Specialty Lines                              (3.0)        (2.2)          (7.3)        (7.4)
     Personal Lines                               (6.6)         2.6          (26.2)         3.8
                                             ----------   ----------     ----------   ----------
          Total All Lines Accident Year
           Development                             3.1         (3.1)          (3.6)       (15.8)

Prior Accident Year Loss & LAE
------------------------------
     Accident Year 2004                     $     (3.2)  $        -     $    (19.1)  $        -
     Accident Year 2003                           (8.5)        (9.1)         (25.8)       (31.3)
     Accident Year 2002 and Prior                 14.8          6.0           41.3         15.5
                                             ----------   ----------     ----------   ----------
          Total Accident Year Development          3.1         (3.1)          (3.6)       (15.8)


                                             YEAR 2004
                                             ----------
Gross Premiums Written
----------------------
     Commercial Lines                       $  856,212
     Specialty Lines                           251,505
     Personal Lines                            496,758
                                             ----------
          Total                              1,604,475

New Business Gross Premiums Written
-----------------------------------
     Commercial Lines                       $  182,291
     Commercial Umbrella                        49,982
     Personal Lines                             41,322

Average Renewal Price Increase
------------------------------
     Commercial Lines                              5.0%
     Commercial Umbrella                           8.0%

Catastrophe Loss Ratio
----------------------
     Commercial Lines                              2.4%
     Specialty Lines                               0.0%
     Personal Lines                                4.9%
          Total All Lines                          3.0%

Prior Accident Year Loss & LAE by Segment
-----------------------------------------
     Commercial Lines                       $    (15.0)
     Specialty Lines                              (9.3)
     Personal Lines                                2.6
                                             ----------
          Total All Lines Accident Year
           Development                           (21.7)

Prior Accident Year Loss & LAE
------------------------------
     Accident Year 2004                     $        -
     Accident Year 2003                          (35.1)
     Accident Year 2002 and Prior                 13.4
                                             ----------
          Total Accident Year Development        (21.7)


Note: For information on differences between statutory accounting principles and generally accepted accounting principles (GAAP), refer to Item 15 on page 69 of the Ohio Casualty Corporation's Form 10-K for the year ended December 31, 2004.